EXHIBIT 23.3
                                                                    ------------




                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8, and in the Prospectus constituting a part thereof, of our report dated March 2, 2001, appearing on page F-1 of Commodore Applied Technologies, Inc.'s Annual Report on Form 10-K/A dated December 31, 2000. We also consent to the reference to us under the caption "Experts" in such Prospectus.





                                                     /s/ TANNER + CO.
                                                     ----------------
                                                     TANNER + CO.


Salt Lake City, Utah
May 30, 2001